Note 3 - Going Concern Consideration	12 Months Ended
Dec. 31, 2013
Going Concern [Abstract]
Going Concern [Text Block]
3.	Going concern consideration

The consolidated financial statements have been prepared assuming the Company will continue as a going concern. As of December 31, 2013, the Company had a working capital deficit of approximately $1,351, and an accumulated deficit of approximately $42,572. For the year ended December 31, 2013, the Company had a net loss of approximately $4,053 and used cash in operations of approximately $1,654. The working capital deficit at December 31, 2013 is primarily the result of increased aged accounts payable and accrued liabilities due to a reduction in available cash to pay third party vendors, and the liability related to the arbitration settlement discussed in Note 13. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. During the year ended December 31, 2013, the Company entered into an investment agreement with a third party which allows the Company to put common shares to the third party for an aggregate purchase price up to $5,000.

The ability to put the common shares is dependent on the effective registration of the Company’s S-1 filing. As of December 31, 2013, and through the date of this report, the registration of the Company’s S-1 filing has not been deemed effective. If the Company is unable to obtain this additional equity financing, it may require the Company to liquidate a portion of its oil and natural gas properties to meet its liquidity needs, which could affect the Company’s long-term strategic plan and require the Company to liquidate certain oil and natural gas properties at an amount less than would normally be achieved if sold in the ordinary course of business. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.